      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 2, 2001

                                                    REGISTRATION NOS. 333--62056
                                                                   333--62056-01
                                                                   333--62056-02
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------


                         PRE-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3


                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------


ENERGY EAST CORPORATION                               NEW YORK                          14-1798693
ENERGY EAST CAPITAL TRUST I                           DELAWARE                          14-6209162
ENERGY EAST CAPITAL TRUST II                          DELAWARE                          14-6209165
(Exact name of registrants as specified  (States or other jurisdictions of   (I.R.S. Employer Identification
in their charter or trust agreement, as    incorporation or organization)                 Nos.)
applicable)


                                 P.O. BOX 12904
                          ALBANY, NEW YORK 12212-2904
                                 (518) 434-3049
    (Address, including zip code, and telephone number, including area code, of each registrant's principal executive offices)

                         ------------------------------

                  KENNETH M. JASINSKI                          LEONARD BLUM, ESQ.
Executive Vice President, General Counsel & Secretary           FRANK LEE, ESQ.
                Energy East Corporation                      Huber Lawrence & Abell
                    P.O. Box 12904                              605 Third Avenue
              Albany, New York 12212-2904                   New York, New York 10158
                    (518) 434-3049                               (212) 682-6200

 (Names, addresses, including zip codes, and telephone numbers, including area codes, of agents for service)

                         ------------------------------

                                WITH COPIES TO:

                            JOEL S. KLAPERMAN, ESQ.
                              Shearman & Sterling
                              599 Lexington Avenue
                            New York, New York 10022

                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the effective date of this registration statement.

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. /X/

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /


    THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT WILL THEN BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT BECOMES EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE



    This pre-effective amendment no. 1 to the registration statement on Form S-3 (File Nos. 333-62056, 333-62056-01, and 333-62056-02) contains only certain exhibits which had previously been designated in the Exhibit Index referenced in
Item 16 of Part II of this registration statement as to be filed by amendment. This pre-effective amendment no. 1 contains all such exhibits.

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 16.  EXHIBITS


    See Exhibit Index.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this pre-effective amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on July 2, 2001.


                                                       ENERGY EAST CORPORATION

                                                       By:                /s/ FRANK LEE
                                                            -----------------------------------------
                                                                            Frank Lee
                                                                         ATTORNEY-IN-FACT


    Pursuant to the requirements of the Securities Act of 1933, this pre-effective amendment no. 1 to the registration statement has been signed by the following persons in the capacities indicated on July 2, 2001.


                      SIGNATURE                                            TITLE
                      ---------                                            -----
Principal Executive and Financial Officer:

                          *
     -------------------------------------------                   Chairman and Director
                Wesley W. von Schack

Principal Accounting Officer:

                          *
     -------------------------------------------               Vice President and Controller
                   Robert E. Rude

Directors:

                          *
     -------------------------------------------                          Director
                   Richard Aurelio

                          *
     -------------------------------------------                          Director
                  James A. Carrigg

                          *
     -------------------------------------------                          Director
                 Alison P. Casarett

                          *
     -------------------------------------------                          Director
                 Joseph J. Castiglia

                          *
     -------------------------------------------                          Director
                   Lois B. DeFleur

                      SIGNATURE                                            TITLE
                      ---------                                            -----
                          *
     -------------------------------------------                          Director
                    Paul L. Gioia

                          *
     -------------------------------------------                          Director
                   David M. Jagger

                          *
     -------------------------------------------                          Director
                    Ben E. Lynch

                          *
     -------------------------------------------                          Director
                   John M. Keeler

                          *
     -------------------------------------------                          Director
                  Peter J. Moynihan

                          *
     -------------------------------------------                          Director
                   Walter G. Rich

                    /s/ FRANK LEE
     -------------------------------------------          As attorney-in-fact for the officers and
                      Frank Lee                               directors marked by an asterisk


    Pursuant to the requirements of the Securities Act of 1933, Energy East Capital Trust I has duly caused this pre-effective amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on July 2, 2001.


                                                       ENERGY EAST CAPITAL TRUST I
                                                       By Energy East Corporation, as Sponsor

                                                       By:              /s/ ROBERT D. KUMP
                                                            -----------------------------------------
                                                                          Robert D. Kump
                                                                   VICE PRESIDENT AND TREASURER


    Pursuant to the requirements of the Securities Act of 1933, Energy East Capital Trust II has duly caused this pre-effective amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on July 2, 2001.


                                                       ENERGY EAST CAPITAL TRUST II
                                                       By Energy East Corporation, as Sponsor

                                                       By:              /s/ ROBERT D. KUMP
                                                            -----------------------------------------
                                                                          Robert D. Kump
                                                                   VICE PRESIDENT AND TREASURER

                                 EXHIBIT INDEX


EXHIBIT NO.             DESCRIPTION                                       METHOD OF FILING
-----------             -----------                                       ----------------
 1-1                    Form of Underwriting Agreement relating to        Filed herewith.
                        senior debt securities.

 1-2                    Form of Underwriting Agreement relating to the    Filed herewith.
                        trust preferred securities.

 4-1                    Indenture dated as of August 31, 2000 between     Filed as Exhibit 4-1 to Form 10-Q for
                        Energy East and The Chase Manhattan Bank, as      the quarterly period ended
                        Trustee, related to the senior debt securities.   September 30, 2000 and incorporated
                                                                          herein by reference.

 4-2                    Second Supplemental Indenture dated as of         Filed as Exhibit 4-2 to Form 10-K for
                        November 14, 2000 between Energy East and The     year ended December 31, 2000 and
                        Chase Manhattan Bank, as Trustee, related to the  incorporated herein by reference.
                        senior debt securities.

 4-3                    Third Supplemental Indenture dated as of          Filed as Exhibit 4-3 to Form 10-K for
                        November 14, 2000 between Energy East and The     year ended December 31, 2000 and
                        Chase Manhattan Bank, as Trustee, related to the  incorporated herein by reference.
                        senior debt securities.

 4-4                    Form of subordinated indenture from Energy East   Previously filed.
                        to The Chase Manhattan Bank, as Trustee, related
                        to the junior subordinated debt securities.

 4-5                    Form of supplemental indenture to subordinated    Previously filed.
                        indenture related to the junior subordinated
                        debt securities.

 4-6                    Form of guarantee agreement to be delivered by    Previously filed.
                        Energy East Corporation. (Agreements for Energy
                        East Capital Trust I and Energy East Capital
                        Trust II will be substantially identical except
                        for names and dates.)

 4-7                    Certificate of Trust of Energy East Capital       Previously filed.
                        Trust I.

 4-8                    Certificate of Trust of Energy East Capital       Previously filed.
                        Trust II.

 4-9                    Trust Agreement of Energy East Capital Trust I,   Previously filed.
                        dated May 24, 2001.

 4-10                   Trust Agreement of Energy East Capital Trust II,  Previously filed.
                        dated May 24, 2001

 4-11                   Form of Amended and Restated Trust Agreement.     Previously filed.
                        (Agreements for Energy East Capital Trust I and
                        Energy East Capital Trust II will be
                        substantially identical, except for names and
                        dates.)

 4-12                   Form of Agreement as to Expenses and              Previously filed.
                        Liabilities. (Agreements for Energy East Capital
                        Trust I and Energy East Capital Trust II will be
                        substantially identical, except for names and
                        dates.)

EXHIBIT NO.             DESCRIPTION                                       METHOD OF FILING
-----------             -----------                                       ----------------
 5-1                    Opinion of Huber Lawrence & Abell with respect    Filed herewith.
                        to the legality of the securities registered
                        hereunder.

 5-2                    Opinions of Richards, Layton & Finger, P.A.,      Previously filed.
                        special Delaware counsel to Energy East
                        Corporation, Energy East Capital Trust I and
                        Energy East Capital Trust II with respect to the
                        legality of the securities registered hereunder.

 12                     Computation of Ratio of Earnings to Fixed         Previously filed.
                        Charges.

 23-1                   Consent of Huber Lawrence & Abell.                Included in opinion filed as
                                                                          Exhibit 5-1.

 23-2                   Consent of Richards, Layton & Finger, P.A.        Included in opinion filed as
                                                                          Exhibit 5-2.

 23-3                   Consent of PricewaterhouseCoopers LLP.            Previously filed.

 24-1                   Powers of Attorney of Directors and Officers.     Previously filed.

 24-2                   Power of Attorney of Energy East.                 Previously filed.

 25-1                   Statement of Eligibility and Qualification of     Filed as Exhibit 25 to Form S-3, File
                        The Chase Manhattan Bank as trustee for the       No. 333-34792 and incorporated herein
                        senior debt securities.                           by reference.

 25-2                   Statement of Eligibility and Qualification of     Previously filed.
                        The Chase Manhattan Bank as trustee for the
                        junior subordinated debt securities.

 25-3                   Statement of Eligibility and Qualification of     Previously filed.
                        The Chase Manhattan Bank as guarantee trustee
                        related to Energy East Capital Trust I.

 25-4                   Statement of Eligibility and Qualification of     Previously filed.
                        The Chase Manhattan Bank as guarantee trustee
                        related to Energy East Capital Trust II.

 25-5                   Statement of Eligibility and Qualification of     Previously filed.
                        The Chase Manhattan Bank as property trustee
                        related to Energy East Capital Trust I.

 25-6                   Statement of Eligibility and Qualification of     Previously filed.
                        The Chase Manhattan Bank as property trustee
                        related to Energy East Capital Trust II.